Leases (Details)	Jun. 01, 2023 m²
Leases [Line Items]
Lease extension period	2 years
Description of increase commencing	the leasing space will increase commencing August 1, 2023, from 350 square meters to 575 square meters.
Additional space	225
Description of monthly payment	October 21, 2023, for a monthly payment of approximately $11 thousand, and commencing October 21, 2023, lease the entire space for a monthly payment of approximately $29 thousand. The total amount of the new lease agreement until October 2025 is approximately $700 thousand. NetNut has the option to extend the lease agreement for an additional year, until October 2026, for a monthly payment of approximately $31 thousand.